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                                                                   EXHIBIT 10.25



                           WARRANT PURCHASE AGREEMENT

        This Warrant Purchase Agreement (this "Agreement") is made as of May 5, 1998, by and between At Home Corporation (the "Company") and Century Communications Corp. ("Purchaser").

        The parties hereby agree as follows:

        1. DEFINITIONS INCORPORATED BY REFERENCE. The following terms shall have the meaning ascribed to them in the @Home Network Distribution Agreement, dated as of May 1, 1998, between the Company and Purchaser (the "Distribution Agreement")


               Term                                       Cross Reference
               ----                                       ---------------
               Living Unit                                Section 1(q)
               Master Roll-Out Plan                       Section 2(a)(i)

        2. PURCHASE AND SALE OF INITIAL WARRANT. Upon the execution of this Agreement, the Company will issue and sell to Purchaser and Purchaser will purchase, in exchange for aggregate consideration of $2,761.50, a warrant to purchase 2,630,000 shares of Series A Common Stock of the Company (the "Warrant Shares"), in the form attached hereto as Exhibit A (the "Initial Warrant").

        3. CLOSING. The closing of the purchase and sale of the Initial Warrant (the "Closing") shall be held on the date hereof or at such other time as the Company and Purchaser may mutually determine. At the Closing, Purchaser will deliver to the Company a check or wire transfer funds in the amount of the purchase price of the Initial Warrant and the Company shall deliver the Initial Warrant to Purchaser.

        4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The representations and warranties of Purchaser set forth in Section 8 of the Initial Warrant are incorporated herein as if fully set forth herein. In addition, Purchaser represents and warrants to the Company that:

               (i) The number of Living Units in those geographic areas that were used for calculating the number of Warrant Shares are indicated in the column entitled "#HP" on the Master Roll-Out Plan attached to the Distribution Agreement, and such numbers are true and correct as of that date.

               (ii) None of the Living Units described in Section 3(i) above were transferred to Purchaser from any cable operator that previously has received equity securities from the Company (including warrants and other exercisable or convertible securities) for such Living Units.


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        5.     ADDITIONAL WARRANT.

               (i) @Home agrees to offer for purchase by Century a warrant substantially in the form attached as Exhibit B (the "Second Warrant") upon satisfaction of the following condition:

                        On or prior to December 31, 1998, Century enters into binding purchase agreement(s) to acquire Living Units in the Los Angeles area, in addition to those covered by the original Master Roll-Out Plan attached to the Distribution Agreement, excluding any acquired Living Units in respect of which any cable operator has received equity securities of the Company (including warrants and other exercisable or convertible securities), and such additional acquired Living Units are added to the Master Roll-Out Plan.

               (ii) The Second Warrant shall be for a number of shares of @Home Common Stock equal to such number of additional acquired Living Units, multiplied by two. The purchase price of the Second Warrant shall be equal to 0.01% of the aggregate exercise price of the Second Warrant.

               (iii) Prior to the issuance of the Second Warrant, Purchaser shall make the same representations and warranties to the Company with regard to the Second Warrant as those set forth in Section 4 above with regard to the Initial Warrant.

        6. BINDING AGREEMENT; GOVERNING LAW. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

        7. MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and Purchaser.

        8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


AT HOME CORPORATION:                        CENTURY COMMUNICATIONS CORP.:


By:  /s/ DEAN A. GILBERT                    By: /s/ CLIFFORD A. BAIL
   ------------------------------             ------------------------------

Name:    Dean A. Gilbert                    Name:   Clifford A. Bail
     ----------------------------                ---------------------------

Title:   SVP/GM @Home                       Title:  Vice President
      ---------------------------                 --------------------------

Date:    as of 5/5/98                       Date:   as of 5/5/98
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